Exhibit 10.20

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

395 Pine Tree Road, Suite 310 Ithaca, New York 14850 p. 607-254-4698 f. 607-254-5454 www.ctl.cornell.edu

September 28, 2022

[***]

RE: 2nd AMENDMENT

to the FIRST LICENSE AGREEMENT by and between Lexeo Therapeutics, Inc. (hereinafter “Licensee”) and Cornell University (“Cornell”) (each a “Party”) effective May 28, 2020 and amended a first time effective July 4, 2022 (Cornell Contract [***]) (the “First License Agreement”)

Effective the date of the last signature hereto (“Amendment Date”), the Parties agree to hereby modify the First Licensed Agreement as follows:

I) The Parties agree to amend the First License Agreement as follows:

1) Appendix A: Inventions is hereby amended to include:

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

2) Appendix B1: Patent Rights is hereby amended to include:

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

3) The lists of dockets on the cover page and in the Notices section of the First License Agreement shall include [***].

4) The lead paragraph in Paragraph 3.3(a)(iii) is hereby amended to read:

(iii) develop a Licensed Product based on Cornell Dockets [***] (“Portfolio APOE”) as follows, wherein each row in the following table is an obligation under this Paragraph 3.3(a)(iii):

MILESTONE TO BE ACHIEVED	TIME FROM EFFECTIVE DATE BY WHICH MILESTONE MUST BE ACHIEVED
[***]	[***]
[***]	[***]

; and

5) Paragraph 5.1 is hereby amended to read as follows:

5.1 Patent Prosecution and Maintenance.

(a) Provided that LICENSEE has reimbursed Cornell for Patent Costs pursuant to Paragraph 3.2, Cornell shall diligently prosecute and maintain the United States and, if available, foreign patents, and patent applications, in Patent Rights that are not jointly-owned with LICENSEE (“Cornell Patent Rights”) and in the Nonexclusive Patent Rights using counsel of its choice. Cornell shall provide LICENSEE with copies of all related prosecution filings, and LICENSEE shall keep this documentation confidential. Cornell shall seek and reasonably consider LICENSEE’s advice and input on all material patent prosecution matters. Patent counsel prosecuting and maintaining patent applications and patents within Cornell Patent Rights shall take instructions only from Cornell, and (subject to Paragraph 5.4) all patents and patent applications in the Cornell Patent Rights shall be assigned solely to Cornell.

(b) Cornell shall consider amending any patent application in the Cornell Patent Rights or in the Nonexclusive Patent Rights to include claims reasonably requested by LICENSEE to protect the products contemplated to be sold as Licensed Products by LICENSEE under this Agreement.

(c) LICENSEE may elect to terminate its reimbursement obligations with respect to any patent application or patent in the Cornell Patent Rights or in the Nonexclusive Patent Rights upon [***] written notice to Cornell. Cornell shall use reasonable efforts to curtail further Patent Costs for such application or patent once such notice of termination has been received from LICENSEE. Cornell, in its sole discretion and at its sole expense, may continue prosecution and maintenance of such application or patent, and LICENSEE shall have no further license with respect thereto. Non-payment by LICENSEE of any portion of Patent Costs with respect to any application or patent may be deemed by Cornell [***] after written notice to LICENSEE of non-payment as an election by LICENSEE to terminate its reimbursement obligations with respect to such application or patent. Cornell is not obligated to file, prosecute, or maintain any patent or patent application within the Cornell Patent Rights or the Nonexclusive Patent Rights outside of the Territory at any time or to file, prosecute, or maintain any patent or patent application within the Cornell Patent Rights or the Nonexclusive Patent Rights to which LICENSEE has terminated its License hereunder.

(d) If LICENSEE becomes aware of an invention that may be jointly-owned by LICENSEE and Cornell, LICENSEE shall promptly provide written notice of such invention to Cornell.

(e) LICENSEE may file and lead prosecution of United States and, if available, foreign patents, and patent applications within Patent Rights that are jointly-owned by LICENSEE and Cornell (“Joint Patent Rights”) using counsel of its choice. LICENSEE shall provide written notice to Cornell when LICENSEE initiates drafting of any new patent applications listing Cornell employees as inventors, so that Cornell can determine to whom its employees should assign. LICENSEE shall provide Cornell with copies of all prosecution filings and patent office correspondence within Joint Patent Rights, and Cornell shall keep this documentation confidential. LICENSEE shall seek and reasonably consider Cornell’s advice and input, via CTL, on all material patent prosecution matters. Patent counsel prosecuting and maintaining patent applications and patents within Joint Patent Rights shall take instructions only from LICENSEE and (subject to Paragraph 5.4) all patents and patent applications in the Joint Patent Rights shall be assigned to LICENSEE and to Cornell.

(f) Should LICENSEE decide to finally terminate, abandon, or allow any patent or patent application within Joint Patent Rights in any jurisdiction to lapse, such that prosecution or maintenance of said application or patent within Joint Patent Rights would be closed or lost in said jurisdiction then, at least [***] prior to any such termination, abandonment, or lapse, LICENSEE shall offer to Cornell the right to continue prosecution or maintenance at Cornell’s sole expense, and should Cornell elect to do so, LICENSEE shall timely cooperate with Cornell’s counsel to provide Cornell with control of said application or patent and LICENSEE shall assign its rights in any such application or patent to Cornell and LICENSEE shall have no further rights therein.

(g) LICENSEE shall apply for an extension of the term of any patent in the Patent Rights or in the Nonexclusive Patent Rights if appropriate under the Drug Price Competition and Patent Term Restoration Act of 1984 and/or European, Japanese and other foreign counterparts of this law, and Cornell shall reasonably cooperate at LICENSEE’s expense. LICENSEE shall prepare all documents for such application, and Cornell shall execute such documents and to take any other additional action as LICENSEE reasonably requests in connection therewith.

II) The Parties agree on the following general terms of this Amendment:

1) These changes do not otherwise change the terms and conditions of the First License Agreement.

2) This Amendment may be executed by electronic signatures or by facsimile and in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, both Cornell and Licensee have executed this Amendment by their respective and duly authorized officers on the day and year written.

CORNELL UNIVERSITY		LEXEO THERAPEUTICS, INC.

By:	/s/ Lisa Placanica	By:	/s/ R. Nolan Townsend
[Signature of Authorized Officer]
Name:	Lisa Placanica	Name:	R. Nolan Townsend
Title:	Senior Managing Director	Title:	Chief Executive Officer

Date:	Sep 28, 2022	Date:	Sep 28, 2022

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